Exhibit 10.2

EXECUTION COPY

SUPPLEMENT NO. 5 TO SERIES 2006-ONE SUPPLEMENT to MASTER INDENTURE

This SUPPLEMENT NO. 5 TO SERIES 2006-ONE SUPPLEMENT to MASTER INDENTURE, dated as of September 10, 2008 (this “Supplement”), is entered into among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of March 10, 2006 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

RECITALS

1. The Issuer, the Servicer and the Indenture Trustee are parties to that certain Series 2006-One Supplement dated as of March 10, 2006, as amended by Supplement No. 1 dated as of September 29, 2006, Supplement No. 2 dated as of November 2, 2007, Supplement No. 3 dated as of December 31, 2007 and Supplement No. 4 dated as of September 10, 2008 (as so previously supplemented and as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”).

        2. The parties hereto desire to amend and supplement the Indenture Supplement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms.  Capitalized terms that are used herein without definition and that are defined in the Indenture Supplement shall have the same meanings herein as therein.
                                2. Amendments to Indenture Supplement.  The Indenture Supplement is hereby amended and supplemented by:

(a)  Exhibit C to the Indenture Supplement is amended by deleting such Exhibit and substituting, in lieu thereof, Exhibit C to this Amendment

(b)  deleting the definition of “Actual Principal Receivables” in its entirety and substituting, in lieu thereof, the following:

"Actual Principal Receivables" shall mean, with respect to any Monthly Period, Eligible Receivables that are Principal Receivables and that (a) did not arise in Accounts which as of their date of origination had utilized more than 60% of their credit limit or (b) are not more than 90 days delinquent.

(c)           deleting clause (i) of subsection 4.05(b) in its entirety and substituting, in lieu thereof, the following:

 (i)  an amount equal to the Borrowing Base Excess Amount shall be distributed to the Class A Noteholders, provided that on the Distribution Dates set forth in the table below the amounts distributable to the Class A Noteholders pursuant to this clause (i) shall instead be the excess, if any, of the Borrowing Base Excess Amount over the amount set forth opposite such Distribution Date:

Distribution Date	Amount
October, 2008	the lesser of $21,359,291 and the product of 8.0147% and the Class A Note Principal Balance
November, 2008	the lesser of $21,359,291 and the product of 8. 0147% and the Class A Note Principal Balance
December, 2008	the lesser of $21,359,291 and the product of 8. 0147% and the Class A Note Principal Balance
January, 2009	the lesser of $15,000,000 and the product of 5.63% and the Class A Note Principal Balance
February, 2009	the lesser of $10,000,000 and the product of 3.75% and the Class A Note Principal Balance
March, 2009	the lesser of $5,000,000 and the product of 1.88% and the Class A Note Principal Balance

3. Effect of Supplement.  Except as expressly amended and modified by this Supplement, all provisions of the Indenture Supplement shall remain in full force and effect.  After this Supplement becomes effective, all references in the Indenture Supplement to “this Supplement”, “hereof”, “herein” or words of similar effect referring to the Indenture Supplement shall be deemed to be references to the Indenture Supplement as amended by this Supplement.  This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein.

4. Counterparts.  This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5. Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6. Section Headings.  The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or the Indenture Supplement or any provision hereof or thereof.

7. Representations and Warranties.  The Issuer represents and warrants that (i) all of its representations and warranties set forth in the Indenture Supplement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Early Redemption Event, and no Termination Event under the Class A Note Purchase Agreement, has occurred and is continuing.

8. No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust, FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

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[Signature page to Supplement No.5 to Series 2006-One Indenture Supplement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first written above.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III,
Issuer

By:  WILMINGTON TRUST FSB
not in its individual capacity, but solely
as Owner Trustee

By:______________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
Indenture Trustee

By:_____________________________
Name:
Title:

COMPUCREDIT CORPORATION,
Servicer

By:_____________________________
Name:
Title:

The undersigned hereby consent to the amendment of the Indenture Supplement pursuant to the foregoing Supplement No. 5.

DEUTSCHE BANK AG, NEW YORK BRANCH,
   as Agent

By:_______________________________________
      Name:
      Title:

By:_______________________________________
      Name:
      Title:

NANTUCKET FUNDING CORP., LLC, as Class A Purchaser,

By:_______________________________________
      Name:
      Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Class A Purchaser and Committed Purchaser,

By:_______________________________________
Name:
Title:

By:_______________________________________
      Name:
      Title: